Exhibit 10.7

FOURTH AMENDMENT TO LEASE AGREEMENT

NOW COME Central United Life Insurance Company (“Lessor”) and GraphOn Corporation (“Lessee”) pursuant to a lease agreement between the parties dated October 24, 2003 (the “Agreement”) and confirm the following:

1. EFFECTIVE DATE OF THE AMENDMENT

This Fourth Amendment becomes effective September 15, 2009 and continues through the term of the Agreement.

2. TERM

Lessor does hereby extend the Lease term for a three (3) year term commencing on September 15, 2009 and ending on September 14, 2012.  Lessee shall have the right to terminate the Lease at any time during the term by giving a six (6) month advance written notice to Lessor.

3. BASE RENT

Lessee shall pay to Lessor annual rent in the amount of One Hundred Five Thousand Six Hundred and Fifty Nine Dollars ($105,659.00) the “Base Rent,” which base rent is calculated at Nineteen Dollars ($19.00) per square foot for Five Thousand Five Hundred Sixty One (5,561) square feet (except for any fractional months at the beginning and end of each term which shall be prorated).  Lessee shall make payment in equal monthly installments of Eight Thousand Eight Hundred and Four Dollars and Ninety Two Cents ($8,804.92) in advance on the first day of each month.

4. CONTINUATION OF AGREEMENT

In all other respects, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment by their officers hereunto duly authorized.

LESSOR: Date: 09/17/09	CENTRAL UNITED LIFE INSURANCE CO. BY:/s/ Douglas G. Noyes Douglas G. Noyes Its Duly Authorized Representative

LESSEE: Date: 09/17/09	GRAPHON CORPORATION BY:/s/ William Tidd William Tidd Its Director of Engineering

STATE OF NEW HAMPSHIRE

COUNTY OF MERRIMACK

The foregoing instrument was acknowledged before me this 17 th day of September, 2009 by Douglas G. Noyes, Duly Authorized Representative of Central United Life Insurance Company.

BY:/s/ Susan Maples
Notary Public

STATE OF NEW HAMPSHIRE

COUNTY OF MERRIMACK

The foregoing instrument was acknowledged before me this 17th day of September, 2009 by William Tidd of GraphOn Corporation.

BY:/s/ Susan Maples
Notary Public